UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report

                                  May 11, 2007

                              COMPUDYNE CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                     ------
         (State or other jurisdiction of incorporation or organization)

                0-29798                             23-1408659
                -------                             ----------
         (Commission File Number)       (I.R.S. employer identification number)


            2530 Riva Road, Suite 201
            Annapolis, Maryland                                   21401
            -----------------                                     -----
        (Address of principal executive office)                (Zip code)


               Registrant's telephone number, including area code
                                 (410) 224-4415

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     In its press release of May 11, 2007, attached hereto as Exhibit 99, CompuDyne Corporation (the "Company") announced its unaudited results of operations for the three months ended March 31, 2007.

Non-GAAP Financial Measures

    This press release contains unaudited financial information that is not prepared in accordance with generally accepted accounting principles (GAAP). Investors are cautioned that the non-GAAP financial measures are not to be construed as an alternative to GAAP. The Company's management uses earnings before interest, taxes, depreciation and amortization, as adjusted for non-cash stock option expense (EBITDAS), in its internal analysis of results of operations and monitors EBITDAS to evaluate the Company's compliance with its bank covenant for a fixed charge coverage ratio. Management believes that EBITDAS is useful to investors as a meaningful comparison between periods and as an analysis of the critical components of the Company's results of operations. Management also believes that EBITDAS is useful to investors because it allows them to evaluate the Company's compliance with its bank covenant for a fixed charge coverage ratio.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.


(b) Not applicable.


(c) Not applicable.


(d) The following exhibit is filed herewith:


 Exhibit 99           Press Release dated May 11, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 15, 2007


                               COMPUDYNE CORPORATION



                               By: /s/ Geoffrey F. Feidelberg
                                   --------------------------
                                    Geoffrey F. Feidelberg
                               Its: Chief Financial Officer





                                INDEX TO EXHIBITS


Exhibit 99 - Press Release dated May 11, 2007